UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  March 30, 2007

 CWABS Asset-Backed Certificates Trust 2007-5
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-135846-22

CWABS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-135846

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4596514
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

4500 Park Granada, Calabasas, California	91302
(Address of Principal Executive Offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.

On March 30, 2007, CWABS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of March 1, 2007, by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee (the “Trustee”), and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company’s Asset-Backed Certificates, Series 2007-5 (the “Certificates”).  The Certificates were issued on March 30, 2007.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date.  All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date.  The sum of the columns may not equal the respective totals due to rounding.

On March 30, 2007, CHL entered into an interest rate swap contract (the “Swap Contract”), dated as of March 30, 2007, as evidenced by a Confirmation (the “Swap Contract Confirmation”) between CHL and Deutsche Bank AG, New York Branch (the “Swap Counterparty”).  The Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

On March 30, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator and as the Corridor Contract Administrator, each as defined below, entered into an ISDA Master Agreement (the “ISDA Master Agreement”), dated as of March 30, 2007.  The ISDA Master Agreement is annexed hereto as Exhibit 99.3.

On March 30, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator and as the Corridor Contract Administrator, entered into a schedule to the ISDA Master Agreement (the “Schedule”), dated as of March 30, 2007.  The Schedule is annexed hereto as Exhibit 99.4.

On March 30, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator and as the Corridor Contract Administrator, entered into an ISDA Credit Support Annex (the “Credit Support Annex”), dated as of March 30, 2007.  The Credit Support Annex is annexed hereto as Exhibit 99.5.

On March 30, 2007, CHL entered into a Swap Contract Assignment Agreement (the “Swap Contract Assignment Agreement”), dated as of March 30, 2007, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust and the Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator.  The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.6.

On March 30, 2007, CHL entered into a Swap Contract Administration Agreement (the “Swap Contract Administration Agreement”), dated as of March 30, 2007, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the “Swap Contract Administrator”) and as Trustee, under the Pooling and Servicing Agreement.  The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.7.

On March 30, 2007, CHL entered into an interest rate corridor contract with respect to the Class 1-A Certificates (the “Class 1-A Corridor Contract”), dated as of March 30, 2007, as evidenced by a Confirmation (the “Class 1-A Corridor Contract Confirmation”) between CHL and Deutsche Bank AG, New York Branch (the “Corridor Contract Counterparty”).  The Class 1-A Corridor Contract Confirmation is annexed hereto as Exhibit 99.8.

On March 30, 2007, CHL entered into an interest rate corridor contract with respect to the Class 2-A Certificates (the “Class 2-A Corridor Contract”), dated as of March 30, 2007, as evidenced by a Confirmation (the “Class 2-A Corridor Contract Confirmation”) between CHL and the Corridor Contract Counterparty.  The Class 2-A Corridor Contract Confirmation is annexed hereto as Exhibit 99.9.

On March 30, 2007, CHL entered into an interest rate corridor contract with respect to the Subordinate Certificates (the “Subordinate Corridor Contract”), dated as of March 30, 2007, as evidenced by a Confirmation (the “Subordinate Corridor Contract Confirmation”) between CHL and the Corridor Contract Counterparty.  The Subordinate Corridor Contract Confirmation is annexed hereto as Exhibit 99.10.

On March 30, 2007, CHL entered into a Corridor Contract Assignment Agreement (the “Corridor Contract Assignment Agreement”), dated as of March 30, 2007, by and among CHL, The Bank of New York, as Corridor Contract Administrator for the Trust and the Corridor Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Class 1-A Corridor Contract, the Class 2-A Corridor Contract and the Subordinate Corridor Contract to the Corridor Contract Administrator.  The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.11.

On March 30, 2007, CHL entered into a Corridor Contract Administration Agreement (the “Corridor Contract Administration Agreement”), dated as of March 30, 2007, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the “Corridor Contract Administrator”) and as Trustee, under the Pooling and Servicing Agreement.  The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.12.

On March 30, 2007, the Company obtained a mortgage insurance policy issued by United Guaranty Mortgage Indemnity Company covering certain of the Mortgage Loans.  The mortgage insurance policy and the related endorsements (collectively, the “United Guaranty Mortgage Insurance Policy”) are annexed hereto as Exhibit 99.13.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1	Characteristics of Initial Mortgage Pool

99.2	Swap Contract Confirmation

99.3	ISDA Master Agreement

99.4	Schedule to ISDA Master Agreement

99.5	Credit Support Annex

99.6	Swap Contract Assignment Agreement

99.7	Swap Contract Administration Agreement

99.8	Class 1-A Corridor Contract Confirmation

99.9	Class 2-A Corridor Contract Confirmation

99.10	Subordinate Corridor Contract Confirmation

99.11	Corridor Contract Assignment Agreement

99.12	Corridor Contract Administration Agreement

99.13	United Guaranty Mortgage Insurance Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWABS, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

Dated:  April 20, 2007

Exhibit Index

Exhibit No.	Description

99.1	Characteristics of Initial Mortgage Pool

99.2	Swap Contract Confirmation

99.3	ISDA Master Agreement

99.4	Schedule to ISDA Master Agreement

99.5	Credit Support Annex

99.6	Swap Contract Assignment Agreement

99.7	Swap Contract Administration Agreement

99.8	Class 1-A Corridor Contract Confirmation

99.9	Class 2-A Corridor Contract Confirmation

99.10	Subordinate Corridor Contract Confirmation

99.11	Corridor Contract Assignment Agreement

99.12	Corridor Contract Administration Agreement

99.13	United Guaranty Mortgage Insurance Policy